                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: September 14, 1998

                          Commission File No. 001-13783


                      INTEGRATED ELECTRICAL SERVICES, INC.

             (Exact name of registrant as specified in its charter)



        DELAWARE                                        76-0542208
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                             515 Post Oak Boulevard
                                    Suite 450
                            Houston, Texas 77027-9408
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 860-1500

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 30, 1998, Integrated Electrical Services, Inc. (the "Company") consummated the acquisition of all of the issued and outstanding capital stock of Mark Henderson, Incorporated, Holland Electrical Systems, Inc., and Spectrol, Inc. (collectively, the "Businesses Acquired"). The Businesses Acquired perform electrical contracting in Atlanta, Georgia, with additional operations in North Carolina. The consideration paid by the Company for the Businesses Acquired was determined through negotiations between representatives of the Company and the owners of the Businesses Acquired and consisted of an aggregate of 684,211 shares of common stock of the Company and approximately $10.2 million in cash. The cash portion of the consideration paid for the Businesses Acquired was funded through borrowings under the Company's $70.0 million credit facility.
The Company intends to continue using the assets of the Businesses Acquired in the electrical contracting business.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     This Form 8-K/A is being filed to include in the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on July 14, 1998, the financial statements and pro forma financial information required by Item 7.

     The required financial statements of the businesses required by the Registrant are incorporated by reference from Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-1 dated September 14, 1998 (333-50031).

     (B) PRO FORMA FINANCIAL INFORMATION

     The required pro forma financial information reflecting the businesses acquired are incorporated by reference from Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-1 dated September 14, 1998 (333-50031).

     (C) EXHIBITS

     2.1 Agreement and Plan of Merger dated as of June 18, 1998 among Integrated Electrical Services, Inc., Mark Henderson Acquisition Corporation, Mark Henderson, Incorporated, and Mark Henderson and Bill Collins (incorporated by reference from Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on July 14, 1998 (333-13783)).

     2.2 Agreement and Plan of Merger dated as of June 18, 1998 among Integrated Electrical Services, Inc., Mark Henderson Acquisition Corporation, Holland Electrical Systems, Inc. and Amy B. Henderson and Mary Sue Holland (incorporated by reference from Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on July 14, 1998 (333-13783)).

     2.3 Agreement and Plan of Merger dated as of June 18, 1998 among Integrated Electrical Services, Inc., Mark Henderson Acquisition Corporation, Spectrol, Inc. and David Lytle (incorporated by reference from Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on July 14, 1998 (333-13783)).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTEGRATED ELECTRICAL SERVICES, INC.

Date:   September 14, 1998       By:         /s/ Jim P. Wise
                                    ------------------------------------
                                      Jim P. Wise
                                      Senior Vice President and Chief Financial
                                      Officer

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